Exhibit 99.2

Levitt Corporation
Consolidated Statements of Financial Condition - Unaudited
(In thousands except share data)

	December 31,	December 31,
	2004	2003
Assets
Cash and cash equivalents	$125,522	35,965
Restricted cash	2,017	3,384
Notes receivable	4,484	5,163
Inventory of real estate	413,471	254,992
Investments in real estate joint ventures	608	4,106
Investment in Bluegreen Corporation	80,572	70,852
Property and equipment, net	31,137	4,686
Other assets	20,656	13,703
Deferred tax asset, net	—	654

Total assets	$678,467	393,505

Liabilities and Shareholders’ Equity

Accounts payable and accrued liabilities	$66,271	40,802
Customer deposits	43,022	52,134
Current income tax payable	4,314	1,024
Notes and mortgage notes payable	221,605	111,625
Notes and mortgage notes payable to affiliates	46,621	61,618
Development bonds payable	—	850
Deferred tax liability, net	1,845	—

Total liabilities	383,678	268,053

Shareholders’ equity:
Preferred stock, $0.01 par value Authorized: 5,000,000 shares Issued and outstanding: no shares	—	—
Common stock, Class A, $0.01 par value Authorized: 50,000,000 and no shares Issued and outstanding: 18,597,166 and 13,597,166 shares, respectively	186	136
Common stock, Class B, $0.01 par value Authorized: 10,000,000 shares Issued and outstanding: 1,219,031 and 1,219,031 shares, respectively	12	12
Additional paid-in capital	180,790	67,855
Retained earnings	113,643	57,020
Accumulated other comprehensive income	158	429

Total shareholders’ equity	294,789	125,452

Total liabilities and shareholders’ equity	$678,467	393,505

Levitt Corporation
Consolidated Statements of Operations - Unaudited
(In thousands, except per share data)

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,
	2004	2003	2004	2003
Revenues:
Sales of real estate	$175,706	98,125	549,652	283,058
Title and mortgage operations	1,325	878	4,798	2,466

Total revenues	177,031	99,003	554,450	285,524

Costs and expenses:
Cost of sales of real estate	130,420	74,269	406,274	209,431
Selling, general and administrative expenses	20,768	13,315	71,001	42,027
Interest expense, net	23	(16)	259	233
Other expenses	2,379	558	7,367	1,605
Minority interest	—	(41)	(26)	86

Total costs and expenses	153,590	88,085	484,875	253,382

	23,441	10,918	69,575	32,142

Earnings from Bluegreen Corporation	2,417	2,277	13,068	7,433
Earnings from real estate joint ventures	338	581	6,050	483
Interest and other income	1,313	1,232	4,619	3,162

Income before income taxes	27,509	15,008	93,312	43,220

Provision for income taxes	10,496	5,509	35,897	16,400

Net income	$17,013	9,499	57,415	26,820

Earnings per common share:
Basic	$0.86	0.64	3.10	1.81
Diluted	$0.85	0.63	3.04	1.77

Weighted average common shares outstanding:
Basic	19,816	14,816	18,518	14,816
Diluted	19,961	14,816	18,600	14,816

Dividends declared per common share:
Class A common stock	$0.02	—	0.04	—
Class B common stock	$0.02	—	0.04	—

LEVITT CORPORATION AND SUBSIDIARIES
Summary of Selected Financial Data (unaudited)

	As of or for the Year Ended		As of or for the Three Months Ended
(dollars in thousands, except per share and average price data)	12/31/2004	12/31/2003	12/31/2004	9/30/2004	6/30/2004	3/31/2004	12/31/2003
Consolidated Operations:
Revenues from sales of real estate	$549,652	283,058	175,706	133,373	142,530	98,523	98,125
Cost of sales of real estate	406,274	209,431	130,420	98,992	107,676	69,665	74,269

Margin (a)	$143,378	73,627	45,286	34,381	34,854	28,858	23,856
Earnings from Bluegreen Corporation	$13,068	7,433	2,417	5,790	2,775	2,086	2,277
Selling, general & administrative expenses	$71,001	42,027	20,768	17,299	18,888	14,047	13,299
Net income	$57,415	26,820	17,013	13,660	13,687	13,055	9,499

Basic earnings per share	$3.10	1.81	0.86	0.69	0.70	0.88	0.64
Diluted earnings per share (b)	$3.04	1.77	0.85	0.66	0.68	0.87	0.63
Average shares outstanding	18,518,383	14,816,197	19,816,197	19,816,197	19,596,417	14,816,197	14,816,197
Diluted shares outstanding	18,599,818	14,816,197	19,961,471	19,872,025	19,638,094	14,852,182	14,816,197

Dividends declared per common share	$0.04	—	0.02	0.02	—	—	—

Key Performance Ratios:
S, G & A expense as a percentage of total revenues	12.8%	14.7%	11.7%	12.9%	13.1%	14.1%	13.4%
Return on average shareholders’ equity, annualized (d)	27.3%	23.0%	23.7%	20.0%	27.0%	39.6%	30.3%
Ratio of debt to shareholders’ equity	91.0%	138.8%	91.0%	93.1%	85.6%	125.1%	138.8%
Ratio of debt to total capitalization	47.6%	58.1%	47.6%	48.2%	46.1%	55.6%	58.1%
Ratio of net debt to total capitalization	25.3%	46.1%	25.3%	27.9%	22.1%	40.8%	46.1%

Consolidated Balance Sheet Data:
Cash	$125,522	35,965	125,522	109,746	118,971	45,851	35,965
Inventory of real estate	413,471	254,992	413,471	428,304	383,999	268,410	254,992
Investment in Bluegreen Corporation	80,572	70,852	80,572	80,752	75,678	72,496	70,852
Total assets	678,467	393,505	678,467	652,137	611,104	418,729	393,505
Total debt	268,226	174,093	268,226	260,346	228,578	172,906	174,093
Total liabilities	383,678	268,053	383,678	372,408	344,159	280,491	268,053
Shareholders’ equity	294,789	125,452	294,789	279,769	266,945	138,238	125,452

Homebuilding Division (e):
Revenues from sales of real estate	$472,296	222,257	156,196	112,431	125,005	78,664	87,150
Cost of sales of real estate	371,097	173,072	122,267	88,499	98,856	61,475	67,999

Margin (a)	$101,199	49,185	33,929	23,932	26,149	17,189	19,151
Margin percentage (c)	21.4%	22.1%	21.7%	21.3%	20.9%	21.9%	22.0%
New orders (units)	1,679	2,240	314	357	534	474	473
New orders ($)	$427,916	513,436	76,562	87,194	134,036	130,124	115,924
Construction starts	2,294	1,593	349	461	783	701	488
Homes delivered	2,126	1,011	675	534	576	341	392
Average selling price of homes delivered	$222,000	220,000	231,000	211,000	217,000	231,000	222,000
Backlog of homes (units)	1,814	2,053	1,814	2,175	2,352	2,186	2,053
Backlog of homes ($)	$448,647	458,771	448,647	528,281	553,518	510,231	458,771

Land Division (f):
Revenues from sales of real estate	$96,200	55,037	19,139	19,683	37,288	19,321	10,019
Cost of sales of real estate	42,838	31,362	9,083	10,085	15,702	7,968	5,878

Margin (a)	$53,362	23,675	10,056	9,598	21,586	11,353	4,141
Margin percentage (c)	55.5%	43.0%	52.5%	48.8%	57.9%	58.8%	41.3%
Acres sold	1,212	1,337	293	133	492	294	69
Inventory of real estate (acres) (g)	8,349	5,116	8,349	8,632	8,765	4,822	5,116
Inventory of real estate ($)	$122,056	43,906	122,056	123,867	114,202	43,594	43,906
Acres subject to firm sales contracts	1,833	1,433	1,833	711	801	1,268	1,433
Acres subject to firm sales contracts (sales value)	$121,095	103,174	121,095	58,657	71,089	97,482	103,174

(a)	Margin is calculated as sales of real estate minus cost of sales of real estate.

(b)	Diluted earnings per share takes into account the dilution in earnings we recognize from Bluegreen as a result of outstanding securities issued by Bluegreen that enable the holders thereof to acquire shares of Bluegreen’s common stock.

(c)	Margin percentage is calculated by dividing margin by sales of real estate.

(d)	Calculated by dividing net income by average shareholders’ equity. Average shareholders’ equity is calculated by averaging beginning and end of period shareholders’ equity balances.

(e)	Excludes joint ventures. Backlog includes all homes subject to sales contracts.

(f)	Includes land sales to Homebuilding division, if any. These inter-segment transactions are eliminated in consolidation.

(g)	Includes estimated net saleable acres of 5,965 as of 12/31/2004.

LEVITT AND SONS
Homebuilding Communities
As of: 12/31/04

		Type of	Sales	Planned	Closed		Sold	Net Units
Community	Location	Community	Started	Units (a)	Units	Inventory	Backlog	Available
Currently in Development
Cascades - St. Lucie West (b)	Port St. Lucie, FL	Active Adult	2000	1,158	1,015	143	114	29
Summit Greens	Clermont, FL	Active Adult	2000	770	618	152	126	26
Bellaggio	Lake Worth, FL	Active Adult	2001	537	510	27	23	4
Cascades - Estero	Ft. Myers, FL	Active Adult	2002	614	403	211	153	58
Cascades - Sarasota	Sarasota, FL	Active Adult	2003	453	18	435	229	206
Cascades - Tradition (b)	Port St. Lucie, FL	Active Adult	2005 Q2*	1,200	—	1,200	—	1,200
Cascades - World Golf Village	St. John’s County, FL	Active Adult	2005 Q1*	450	—	450	—	450
Cascades - Hawk’s Haven	Ft. Myers, FL	Active Adult	2005 Q2*	570	—	570	—	570
Cascades - Groveland	Groveland, FL	Active Adult	2005 Q1*	999	—	999	—	999
Cascades - Southern Hills	Brooksville, FL	Active Adult	2005 Q2*	925	—	925	—	925

	Total Active Adult			7,676	2,564	5,112	645	4,467

Magnolia Lakes (b)	Port St. Lucie, FL	Family	2002	479	364	115	105	10
Regency Hills	Clermont, FL	Family	2002	265	185	80	74	6
Avalon Park	Orlando, FL	Family	2002	806	310	496	320	176
Summerport	Windermere, FL	Family	2003	481	136	345	315	30
Riomar	Sarasota, FL	Family	2004	154	—	154	57	97
Hunter’s Creek	Orange County, FL	Family	2004	112	—	112	72	40
Hartwood Reserve	Clermont, FL	Family	2004	325	—	325	60	265

	Total Family			2,622	995	1,627	1,003	624

	Total Currently in Development			10,298	3,559	6,739	1,648	5,091

Properties Under Contract to be Acquired (c)
	Georgia	Active Adult	2005 Q2*	765	—	765	—	765
	Florida	Active Adult	2006 Q1*	451	—	451	—	451

	Total Active Adult			1,216	—	1,216	—	1,216

	Florida	Family	2005 Q3*	216	—	216	—	216
	Florida	Family	2005 Q3*	370	—	370	—	370
	Florida	Family	2006 Q3*	120	—	120	—	120

	Total Family			706	—	706	—	706

	Total Properties Under Contract			1,922	—	1,922	—	1,922

	Total Properties			12,220	3,559	8,661	1,648	7,013

*	Estimated sales commencement date

(a)	Actual number of units may vary from original project plan due to engineering and architectural changes.

(b)	Acquired from Core Communities

(c)	There can be no assurance that current property contracts will be consummated.

BOWDEN HOMES
Homebuilding Communities
As of: 12/31/04

		Type of	Sales	Planned	Closed		Sold	Net Units
Community	Location	Community	Started	Units (a)	Units	Inventory	Backlog	Available
Currently in Development (includes optioned lots)
Carlton Ridge	Cordova, TN	Family	2003	48	23	25	1	24
Carlysle Place	Cordova, TN	Family	2004	78	—	78	5	73
Concord Estates	Memphis, TN	Family	2003	150	14	136	6	130
Fox Creek, Sec. C	Olive Branch, MS	Family	2002	54	40	14	5	9
Hidden Meadows	Arlington, TN	Family	2003	58	57	1	—	1
Hidden Springs	Oakland, TN	Family	2003	12	9	3	—	3
Kelsey Point	Millington, TN	Family	2004	51	6	45	23	22
Kirby Farms	Cordova, TN	Family	2003	134	132	2	2	—
Laurel Tree	Memphis, TN	Family	2004	57	—	57	22	35
Lexington Crossing	Olive Branch, MS	Family	1999	104	97	7	3	4
Mid-Summer Commons	Memphis, TN	Family	2002	174	145	29	18	11
Morning Woods	Memphis, TN	Family	2003	27	8	19	1	18
Pinnacle Point	Memphis, TN	Family	1999	185	162	23	5	18
Princeton Hills	Memphis, TN	Family	2003	133	47	86	30	56
Riggins Hills	Memphis, TN	Family	2002	45	37	8	1	7
Savannah - 1	Hendersonville, TN	Family	2004	3	—	3	1	2
Savannah - 2	Hendersonville, TN	Family	2004	42	—	42	—	42
Shelby Place	Cordova, TN	Family	2003	118	68	50	3	47
South Pointe	Memphis, TN	Family	2001	93	68	25	24	1
Sutton Place	Cordova, TN	Family	2004	138	25	113	5	108
Sycamore Trace	Memphis, TN	Family	2002	218	99	119	5	114
Whitten Forest	Memphis, TN	Family	2004	67	9	58	6	52

	Total Family			1,989	1,046	943	166	777

	Total Currently in Development			1,989	1,046	943	166	777

Properties Under Contract to be Acquired (b)
	Tennessee	Family	2005 Q2*	68	—	68	—	68
	Tennessee	Family	2005 Q1*	55	—	55	—	55
	Tennessee	Family	2006 Q1*	55	—	55	—	55
	Tennessee	Family	2005 Q1*	88	—	88	—	88
	Tennessee	Family	2005 Q2*	46	—	46	—	46
	Tennessee	Family	2005 Q4*	121	—	121	—	121
	Tennessee	Family	2005 Q4*	66	—	66	—	66
	Tennessee	Family	2006 Q4*	21	—	21	—	21

	Total Family			520	—	520	—	520

	Total Properties Under Contract			520	—	520	—	520

	Total Properties			2,509	1,046	1,463	166	1,297

*	Estimated sales commencement date

(a)	Actual number of units may vary from original project plan due to engineering and architectural changes.

(b)	There can be no assurance that current property contracts will be consummated.